PROSPECTUS SUPPLEMENT                                              71011 3/01
dated March 15, 2001 to:

Putnam Asia Pacific Growth Fund (the "fund")
Prospectus dated January 30, 2001

The section entitled "FEES AND EXPENSES", on page 4 is replaced with the following:

This table summarizes the fees and expenses you may pay if you invest in the fund. Expenses are based on the fund's last fiscal year.

Shareholder Fees (fees paid directly from your investment)
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                                  Class A     Class B      Class C     Class M
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Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of the offering
price)                             5.75%       NONE         NONE       3.50%

Maximum Deferred Sales Charge
(Load) (as a percentage of the
original purchase price or
redemption proceeds, whichever
is lower)                          NONE*      5.00%        1.00%       NONE

Redemption Fee**
(as a percentage of total
redemption proceeds)               1.00%      1.00%        1.00%       1.00%

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Annual Fund Operating Expenses   (expenses that are deducted from fund assets)
-------------------------------------------------------------------------------
                                                              Total Annual
                   Management   Distribution       Other     Fund Operating
                      Fees      (12b-1) Fees      Expenses      Expenses
-------------------------------------------------------------------------------
Class A              0.79%         0.25%           0.34%          1.38%
Class B              0.79%         1.00%           0.34%          2.13%
Class C              0.79%         1.00%           0.34%          2.13%
Class M              0.79%         0.75%           0.34%          1.88%
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 * A deferred sales charge of up to 1% may be imposed on certain redemptions of class A shares bought without an initial sales charge.

** The redemption fee will apply to any shares purchased after March 15, 2001 that are held less than 90 days. See the section entitled "How do I sell fund shares" for more information on when this fee will apply.

******************************************************************************

Also, in the section entitled "How do I sell fund shares", the following paragraph is inserted after the first paragraph:

Effective March 15, 2001, the fund will impose a redemption fee of 1.00% of the total redemption amount (calculated at market value) if you sell your shares after holding them for less than 90 days. The redemption fee is paid directly to the fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee will only apply to shares purchased after March 15, 2001. The redemption fee may not apply in certain circumstances, such as redemptions on certain omnibus accounts, including 401(k) plans, and in the event of shareholder death or disability. Please see the Statement of Additional Information for details.